UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K/A


                                 CURRENT REPORT

             Amendment No. 1 Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report:  September 9, 1997


                               TYREX OIL COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)




  Wyoming                          09358                        83-0245581
- -----------------------------------------------------------------------------
(State of                          (Commission              (I.R.S. Employer
Organization)                      File Number)             Identification No.)




                             777 No. Overland Trail
                        Suite 101, Post Office Box 2459
                                Casper, Wyoming
                                 --------------
                    (Address of principal executive offices
                         including Zip Code)




      Registrant's telephone number, including area code:  (307) 234-4260

Item 7.  Financial Statements and Exhibits.
- ------------------------------------------

     (b) Pro forma financial information. The following pro forma financial statements are provided in connection with that certain Agreement and Plan of Reorganization and Transition Agreement whereby the Registrant acquired Kimbrough Computer Sales, Inc. d.b.a. 3SI, Inc. in a triangular merger (reference is hereby made to the Registrant's initial Form 8-K dated June 6, 1997 for further details regarding the transaction).

               Pro forma combined Tyrex Oil Company and Kimbrough Computer Sales, Inc. d.b.a. 3SI, Inc.
               ----------------------------

               i. Balance Sheet at March 31, 1997 and Statement of Operations for the Three Months Ended March 31, 1997.

               ii.  Statement of Operations for the Year Ended December 31,
                    1996.




                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned duly authorized.

                                   TYREX OIL COMPANY



                                   By:  /s/ Tom N. Richardson
                                   --------------------------
                                   Tom N. Richardson, President



Date: September 9, 1997

                               TYREX OIL COMPANY

                                      and

                     Kimbrough Computer Sales, Inc. d.b.a.


                                   3SI , INC.
                     Solution, System & Service Integration





                         PRO FORMA FINANCIAL STATEMENTS



                  Relating to the Merger Transaction Occurring
                      May 28, 1997 Previously Reported on
                          Form 8-K Filed June 6, 1997




                                  (UNAUDITED)

                               TYREX OIL COMPANY
                                 and 3SI, INC.
                            Pro Forma Balance Sheet
                                 March 31, 1997
                                                  (Unaudited)           Pro Forma          Total
                                        Tyrex         3Si              Adjustments        Proforma

                                                                     Dr           Cr

    ASSETS
CURRENT ASSETS
  Cash and cash equivalents          $ 1,807,658       28,024              (2)   625,000$ 1,210,682
  Accounts receivable                    140,842    2,563,676                             2,704,518
  Inventories                                  -      399,817                               399,817
  Other current assets                       105       89,754                                89,859

      Total                            1,948,605    3,081,271             -      625,000  4,404,876

PROPERTY AND EQUIPMENT, at cost
  Oil and gas properties, net          1,075,827            -  (1)   28,356               1,104,183
  Furniture, fixtures, and                 3,369      341,388                               344,757
  equipment, net

      Total                            1,079,196      341,388        28,356            -  1,448,940

OTHER ASSETS
  Investments                                  -            -                                     -
  Intangible assets                            -            -  (2)  625,000                 625,000
  Other                                      359       20,400                                20,759

      Total                                  359       20,400       625,000            -    645,759

                                     $ 3,028,160    3,443,059       653,356      625,000  6,499,575

    LIABILITIES AND
    STOCKHOLDERS'  EQUITY
CURRENT LIABILITIES
  Line of credit with a bank         $         -    1,175,000                             1,175,000
  Accounts payable                        51,474    1,775,551                             1,827,025
  Customer deposits                      180,325       90,780                               271,105
  Current portion of debt and leases         944       21,534                                22,478
  Accrued expenses                        56,398      281,397                               337,795

      Total                              289,141    3,344,262             -            -  3,633,403

LONG-TERM DEBT                                 -       72,796                                72,796

DEFERRED COMPENSATION                     38,602            -                                38,602

STOCKHOLDERS' EQUITY
  Common stock, $.01 par value,
   authorized 50,000,000 shares;
   outstanding 10,960,091                109,601                           (1)   283,333    392,934
  Common stock, no par value,
   authorized 50,000 shares; issued
   and outstanding 300 shares                          30,000  (1)   30,000                       -
  Additional paid-in capital           5,396,910               (1)3,025,084               2,371,826
  Retained earnings (deficit)         (2,800,107)      (3,999)             (1) 2,800,107     (3,999)

                                       2,706,404       26,001     3,055,804    3,083,440  2,760,761
  Less: Treasury stock, at cost,
  45,000 shares                           (5,987)           -                                (5,987)

      Total                            2,700,417       26,001     3,055,084    3,083,440  2,754,774

                                     $ 3,028,160    3,443,059     3,055,084    3,083,440  6,499,575



See accompanying notes to pro forma financial statements

                               TYREX OIL COMPANY
                                 and 3SI, INC.
                       Pro Forma Statement of Operations
                   For the Three Months Ended March 31, 1997
                                                        (Unaudited)     Pro Forma          Total
                                               Tyrex       3Si         Adjustments       Pro Forma
                                                                      Dr        Cr
Revenues:
 Sales of computer products and services    $       -   5,061,519                        5,061,519

    Total revenues                                  -   5,061,519         -         -    5,061,519

Costs:
 Cost of computer products and services             -   3,470,949                        3,470,949
 Royalty                                            -      75,938                           75,938
 General and admin                                  -   1,563,514                        1,563,514

    Total costs                                     -   5,110,401         -         -    5,110,401
    Earnings (loss) from operations                 -     (48,882)        -         -      (48,882)

Other income (expense):
 Interest income                                    -       2,580                            2,580
 Interest expense                                   -     (48,546)                         (48,546)
 Other                                              -       1,786                            1,786

    Total other income (expense)                    -     (44,180)        -         -      (44,180)
 Income (loss) before income taxes                  -     (93,062)        -         -      (93,062)
    Income taxes                                    -           -                                -

 Net income (loss) from continuing
  operations                                        -     (93,062)        -         -      (93,062)

Earnings (loss) from discontinued oil and
 gas operations:
 Net income (loss) from operations             86,602                                       86,602
 Gain on sales of properties and equipment      8,548                                        8,548
    Earnings (loss) from discontinued
     oil and gas operations                    95,150           -         -         -       95,150

    Net income (loss)                       $  95,150     (93,062)        -         -        2,088

 Weighted average common shares
  outstanding                                                                           39,293,424

 Earnings (loss) from continuing operations
  per common share                                                                    $          -

 Earnings (loss) from discontinued
  operations per common share                                                         $          -

 Earnings (loss) per common share                                                     $          -




See accompanying notes to proforma financial statements.

                               TYREX OIL COMPANY
                                 and 3SI, INC.
                       Pro Forma Statement of Operations
                      For the Year Ended December 31, 1996
                                                       (Unaudited)       Pro Forma         Total
                                             Tyrex         3Si          Adjustments      Pro Forma
                                                                        Dr       Cr
Revenues:
 Sales of computer products and services   $       -     19,007,245                      19,007,245

    Total revenues                                 -     19,007,245         -        -   19,007,245

Costs:
 Cost of computer products and services            -     13,844,356                      13,844,356
 Royalty                                           -        286,106                         286,106
 General and admin                                 -      4,873,193                       4,873,193

    Total costs                                    -     19,003,655         -        -   19,003,655
    Earnings (loss) from operations                -          3,590         -        -        3,590

Other income (expense):
 Interest income                                   -         16,584                          16,584
 Interest expense                                  -       (170,413)                       (170,413)
 Other                                             -        (45,076)                        (45,076)

    Total other income (expense)                   -       (198,905)        -        -     (198,905)
 Income (loss) before income taxes                 -       (195,315)        -        -     (195,315)
    Income taxes                                   -              -                               -

 Net income (loss) from continuing
  operations                                       -       (195,315)        -        -     (195,315)

Earnings (loss) from discontinued oil and
 gas operations:
 Net income (loss) from operations            45,398                                         45,398
 Gain on sales of properties and equipment    10,345                                         10,345
    Earnings (loss) from discontinued
     oil and gas operations                   55,743              -         -        -       55,743

    Net income (loss)                      $  55,743       (195,315)        -        -     (139,572)

 Weighted average common shares
  outstanding                                                                            39,231,379

 Earnings (loss) from continuing
  operations per common share                                                          $          -

 Earnings (loss) from discontinued
  operations per common share                                                          $          -

 Earnings (loss) per common share                                                      $          -




See accompanying notes to proforma financial statements.

                        TYREX OIL COMPANY AND 3SI, INC.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

                                  (UNAUDITED)

Note 1.  Basis of Presentation

The accompanying unaudited pro forma financial statements have been prepared in accordance with generally accepted accounting principles and include, in management's opinion, all adjustments necessary to fairly present the financial position and results of operations for the periods covered by such statements.

The pro forma balance sheets were derived from the audited balance sheet of 3Si and the unaudited balance sheet of the Registrant as of December 31, 1996 and the unaudited balance sheets of 3Si and the Registrant as of March 31, 1997. The pro forma statements of operations were derived from the audited statements of operations for 3Si for the year ended December 31, 1996 and the unaudited statements of operations for the Registrant for the year ended December 31, 1996. The pro forma statements of operations for the quarter ended March 31, 1997 were derived from the unaudited statements of operations for 3Si and the Registrant.

As part of the merger and transition agreement, Tyrex Oil Company will completely divest itself of its oil and gas properties and discontinue all of its oil and gas operating activities. As such, the operating activities and gain on sales of properties for Tyrex Oil Company during the periods included in these pro forma financial statements have been presented as from discontinued operations.

Certain information and footnote disclosures have been omitted or condensed. It is suggested that the unaudited pro forma financial statements and notes thereto included in this report should be read in conjunction with the audited financial statements filed as exhibits to the Form 8-K previously filed.


Note 2.  Acquisition of Assets

On May 28, 1997, Tyrex Oil Company (the Registrant) entered into an Agreement and Plan of Reorganization and Transition Agreement whereby it was acquired by Kimbrough Computer Sales, Inc. d/b/a 3Si, Inc. in a triangular merger. A transitory corporation formed for the purpose and wholly owned by the Registrant was merged with and into 3Si and 3Si was the surviving corporation which is now a wholly owned subsidiary of the Registrant. The acquisition has been accounted for using the purchase method of accounting.

The consideration paid by 3Si for the Registrant, as a public company, is presumed to equal the value of the Registrant's outstanding securities as of the date of acquisition. The excess of the consideration over the Registrant's net assets at the date of acquisition has been allocated to the value of oil and gas properties. As part of the transaction, the Registrant was required to buyout the royalty agreement from the predecessor 3Si shareholders which is being amortized using the straight-line method over 20 years.

                        TYREX OIL COMPANY AND 3SI, INC.
               NOTES TO PRO FORMA FINANCIAL STATEMENTS, Continued

                                  (UNAUDITED)

Note 3.  Pro Forma Adjustments

Pro forma adjustments were prepared as though the merger transaction had occurred as of the balance sheet date for the pro forma balance sheets presented (March 31, 1997) and as of the beginning of the period of each of the periods presented for the pro forma statements of operations (January 1, 1996 for the year ended December 31, 1996; and, January 1, 1997 for the quarter ended March 31, 1997). The following are descriptions of the pro forma adjustments reflected in the pro forma financial statements:

  (1)Registrant's issuance of 28,333,333 of its common shares, par value $.01, to the three owners of 3Si, to consummate the triangular merger of 3Si and the Registrant and the acquisition of Tyrex Oil Company by 3Si based on the value of the outstanding shares of the Registrant at the date of the acquisition. The excess of the consideration paid over the net assets of the Registrant has been allocated entirely to the value of the oil and gas properties.

  (2)Registrant's buyout of the royalty agreement from the predecessor 3Si shareholders which is being amortized using the straight-line method over 20 years.